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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 20, 2004

                        MERCANTILE BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)

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          Maryland                     0-5127                    52-0898572
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(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)                Number)               Identification No.)
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           Two Hopkins Plaza, P.O. Box 1477, Baltimore, Maryland 21203
               (Address of principal executive offices) (Zip Code)

                                 (410) 237-5900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, and Exhibits.

      Exhibits
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99    Transcript of Registrant's second quarter 2004 earnings release conference call on July 20, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

      On July 20, 2004, the Registrant, as previously disclosed, held a conference call relating to its earnings for the quarter ended June 30, 2004. A copy of the transcript is attached as Exhibit 99.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Mercantile Bankshares Corporation
                                                        (Registrant)

Date: July 20, 2004                           /s/ Terry L. Troupe
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                                              Terry L. Troupe
                                              Executive Vice President and CFO


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                                  EXHIBIT INDEX

Exhibit No.                              Description
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99                Transcript of earnings call dated July 20, 2004 announcing
                  Registrant's second quarter 2004 earnings.


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